EXHIBIT 10.62

               DEFERRED COMPENSATION AGREEMENT FOR DIRECTOR'S FEES

                                  June 16, 1994

THIS DEFERRED COMPENSATION AGREEMENT (this "Agreement") is made and entered into as of the 16th day of June, 1994, by and between Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, California, a Delaware corporation (the "Company"); and Louis E. Woodworth, 1505 7th Avenue West, Seattle, Washington 98119, a director of Franklin Resources, Inc. ("Director").

NOW THEREFORE, in consideration of the following terms and conditions, the parties hereto hereby agree as follows:

1.   Effective Dates and Term of Agreement
     -------------------------------------

This Agreement is effective on June 16, 1994, ("Effective Date") and continues until terminated by at least ninety (90) days prior written notice by either the Company or Director, or on May 31, 2003, whichever date occurs first. This date is herein referred to as the Termination Date.

2.   Deferral and Payment of Director's Fees
     ---------------------------------------

The Company and the Director hereby agree to the deferral of payment of all director's fees otherwise payable to Director, were it not for this Agreement, commencing on and during the term of this Agreement ("Deferred Fees"). Within ten (10) business days after the termination of this Agreement, the Company hereby agrees to pay to Director in cash the amount of such Deferred Fees, adjusted as follows:

     (a) The amount of the Deferred Fees will be treated as if such Deferred Fees were invested from time to time in shares of the $.10 Par Value common stock of the Company on the dates on which the Deferred Fees were otherwise payable to Director (the "Phantom Investment Account").

     (b) The Phantom Investment Account and the amount of cash payable to Director shall be deemed to have increased or decreased, as the case may be, by the amount by which shares of the Company have increased or decreased in fair market value, determined by the closing price of such stock on the New York Stock Exchange between the Effective Date and the Termination Date, as if an investment had actually been made in stock of the Company during this entire period, and assuming reinvestment of all dividends in additional shares of stock of the Company.

     (c) The Phantom Investment Account may be kept solely as a nominal account, may be carried as cash or another liquid asset, or may be invested in stock of the Company or in any other assets as may be selected by the Company in its sole and absolute discretion.

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3.   Other Terms and Conditions
     --------------------------

This  Agreement  shall  be  subject  to  the  following   additional  terms  and
conditions:

     (a) Director agrees on behalf of himself and his designated beneficiary or beneficiaries listed below to assume all risks in connection with any decrease in value in the common stock of the Company in which the Deferred Fees are treated as being invested in accordance with the terms of this Agreement.

     (b) Title to and beneficial ownership of any assets, whether cash or investments which the Company may in its sole discretion earmark to pay the Deferred Fees under this Agreement, shall at all times remain with the Company, and Director and his beneficiary or beneficiaries shall not have any property interest whatsoever in any specific assets or shares of common stock of the Company. Any such funds earmarked by the Company for this purpose shall continue for all purposes to be a part of the general funds of the Company, and Director or his designated beneficiary or beneficiaries shall acquire rights under this Agreement that shall be no greater than the rights of any unsecured general creditor of the Company.

     (c) Nothing contained in this Agreement and no action taken pursuant to its provisions shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Director or his designated beneficiary or beneficiaries, or any other person acting on behalf of Director.

     (d) During the Term of this Agreement, the payment of the Phantom Investment Account balance, or of any other amounts in consideration of the deferral of director's fees under this agreement, may not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

4.   Administration of Agreement
     ---------------------------

This Agreement shall be administered by the Secretary of Franklin Resources, Inc. or by his authorized representative. The Secretary or his authorized representative shall have full power and authority, subject to the terms of this Agreement, to interpret the provisions of this Agreement and to determine in its administration any question of fact necessary for the application of this Agreement. A good faith determination by the Secretary hereunder shall be final and conclusive upon all parties.

5.   No Right to Continue in Capacity as Director
     --------------------------------------------

Neither the execution of this Agreement nor the transfer of any payments hereunder, nor any action by the Company, the Board of Directors, or the Secretary or his representative, shall be held or construed to confer upon Director any legal right to be continued in the capacity of a director.

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6.   Beneficiary
     -----------

Employee hereby designates the person(s) listed on the signature page hereof as Employee's beneficiary to succeed to all of Director's rights, title, and interest in the Phantom Investment Account. The above designation of beneficiary may be changed by Director at any time by written notice thereof delivered to the Secretary of the Company and the Secretary's written acknowledgment of receipt of said change of beneficiary.

7.   Other Plans
     -----------

Nothing herein contained shall be construed as limiting the establishment or continued operation of other incentive compensation or deferred compensation plans of the Company or an affiliate of the Company, or as limiting the authority of the Board of Directors or of the Company or an affiliate thereof to establish or amend incentive compensation or deferred compensation plans for its employees, directors, or consultants, or in any way limits or restricts the amount of payments which can be made thereunder.

8.   Applicable Laws
     ---------------

The validity and construction of this Agreement shall be governed by the laws of the State of California.

9.   Binding Effect of Agreement
     ---------------------------

This  Agreement  shall be binding  upon and inure to the benefit of the Company,
its   successors   and  assigns,   and   Director  and  his  heirs,   executors,
administrators and legal representatives.

10.  Limitation of Liability
     -----------------------

Neither Franklin Resources, Inc., any affiliate thereof, any member of the Board of Directors (excluding Director), the Secretary or his authorized representative, nor any other person participating in any determination of any question under this Agreement, or in the interpretation, administration, or application thereof, shall have any liability to any party, for any action taken or not taken, in good faith under the Agreement or based on or arising out of a determination of any question under the Agreement made in good faith.

11.  Invalid Provisions
     ------------------

In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

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IN WITNESS WHEREOF, the. Company and Director have executed this Agreement as of the 16th day of June, 1994.


Signed:

Franklin Resources, Inc. (the "Company")



/s/  Harmon E. Burns
     ---------------
By:  Harmon E. Burns,
Executive Vice President and Secretary




Signed:




/s/  Louis E. Woodworth
------------------------
Louis E. Woodworth ("Director")


                           DESIGNATION OF BENEFICIARY


I hereby designate Heidi Charleson, of 1505 7th Avenue West, Seattle, Washington 98119, as my beneficiary.



/s/  Louis E. Woodworth
-----------------------
Louis E. Woodworth








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                                  AMENDMENT TO
               DEFERRED COMPENSATION AGREEMENT FOR DIRECTOR'S FEES
               ---------------------------------------------------

     This Amendment to the Deferred Compensation Agreement For Director's Fees (this "Amendment") is made and entered into as of April 15, 2002 by and between Franklin Resources, Inc., a Delaware corporation (the "Company"), and Louis E. Woodworth, 1505 7th Avenue West, Seattle, Washington 98119, a director of the Company ("Director"), and amends that certain Deferred Compensation Agreement For Director's Fees dated June 16, 1994 (the "Agreement") previously entered into by and between the parties.

NOW THEREFORE, for valuable consideration of which is acknowledged hereby, the parties agree as follows:

     1. EXTENSION OF TERM OF AGREEMENT. The term of the Agreement, as set forth in Paragraph 1 of the Agreement, is extended up to and including February 27, 2008.

     2. EFFECT OF AMENDMENT. Except with respect to the amendment to Paragraph 1, all other terms and conditions of the Agreement shall remain in full force and effect.

     3. CONFLICT. In the event of any conflicts between the terms and conditions of this Amendment and the Agreement, the terms of this Amendment shall prevail.

     4. INVALID PROVISIONS. In the event any provision of this Amendment is found to be invalid or otherwise unenforceable under any applicable law, all other provisions not otherwise deemed invalid or unenforceable shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained in the Amendment.

IN WITNESS WHEREOF, the Company and Director have executed this Amendment as of the date first set forth above.

FRANKLIN RESOURCES, INC.


By: /s/ Leslie M. Kratter
    ---------------------
        Leslie M. Kratter

Title:  Senior Vice President


/s/ Louis E. Woodworth
----------------------------
Louis E. Woodworth, Director